UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2007
Sucampo Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33609	13-3929237

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4520 East-West Highway, Suite 300 Bethesda, Maryland	20814

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 961-3400

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
     On September 20, 2007, Sucampo announced that it has enrolled the first patient in a multi-center Phase 2 trial evaluating one of its clinical compounds, cobiprostone, for the prevention of ulcers and other gastrointestinal injuries in arthritis patients treated with nonsteroidal anti-inflammatory drugs. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits
          The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:
          99.1 Press Release issued by the registrant on September 20, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.
Date: September 20, 2007	By:	/s/ Mariam E. Morris
		Name:	Mariam E. Morris
		Title:	Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by the registrant on September 20, 2007